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                                                                  EXHIBIT 10.115




                  AMENDMENT TO NOTE SECURED BY DEED OF TRUST

     This Amendment is made as of the 5th day of December, 1996, and amends the Note Secured by Deed of Trust ("Note") executed by Par Mee Development Inc. ("Borrower") in the principal amount of $3,500,000.00 payable to American Canyon Partners as partially assigned to Concord General Corporation ("Lender").
     WHEREAS, under the terms of the Note as assigned to Lender, Borrower owes the sum of $3,320,000.00 to Lender, which amount was due and payable in full on or before October 27, 1996; and

     WHEREAS, Borrower has requested an extension of the final due date of all amounts due under said Note, as assigned, as Borrower is currently unable to repay the note in full; and

     WHEREAS, Lender is willing to extend the final due date of all amounts due under said Note under certain conditions as set forth below:

     NOW, THEREFORE, it is hereby agreed by Borrower and Lender that the Note be amended in accordance with the following terms and conditions:

1. Borrower shall make a payment in the amount of $1,500,000.00 no later than 1:00 p.m. PST on December 11, 1996. Such payment shall be wired into Lender's banking account as described below:

          Wells Fargo Bank
          Concord, California Branch
          Routing Number 121000248
          Account Number 4175-121037

     Borrower shall request that Borrower's bank forward a letter to Lender confirming the above transfer of funds as soon as reasonably possible.

2.   Borrower shall pay the remaining balance of $1,820,000.00 as follows:

     a. If the entire remaining balance of $1,820,000.00 is paid in full on or before December 31, 1996, Lender shall not apply the late fee as described in the Note and no interest shall be applied.




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b.   If the remaining balance is paid in full after December 31, 1996 but on or before January 31, 1997, then the late fee as provided in the Note in the amount of $132,800 shall be added to the principal amount due but no interest shall be applied

c. If the remaining principal balance plus the late fee is paid after January 31, 1997 but on or before February 28, 1997, interest shall be applied at a rate of 7% which shall have accrued monthly on the $1,820,000.00 beginning as of October 27, 1996.

d. Interest on the unpaid balance shall continue to accrue each month at a rate of 7% on the remaining principal balance until all remaining amounts due hereunder have been paid or until October 31, 1997 (the final due date), whichever occurs first.

e. In addition, a 1% penalty shall be charged on the entire unpaid amount due, including the principal, accrued interest and the late charge, as of February 28, 1997 and on the last day of each month thereafter until all amounts due hereunder have been paid or until October 31, 1997, whichever occurs first.

f. Should Borrower fail to pay all amounts due hereunder on or before October 31, 1997, then as of November 1, 1997, Lender may exercise its right under the Deed of Trust by which the Note is secured and demand that the Trustee under such Deed of Trust exercise its power of sale and initiate foreclosure proceedings on the property described in the Deed of Trust.
     At no time prior to November 1, 1997 shall Lender request such foreclosure proceedings be initiated.


3. Should Borrower fail to make the required $1,500,000.00 payment on or before December 11, 1997, then this Amendment shall be deemed null and void and Lender shall have the option of pursuing its remedies in accordance with the Note and the Deed of Trust by which it is secured.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above and do certify that the statements made herein are correct.



BORROWER:                              LENDER:


/s/ William E. Parker                  /s/ Brian D. Bethke
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William E. Parker, President           Brian D. Bethke, Chief Executive Officer
Par Mee Development, Inc.              Concord General Corporation